UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2013

AEGEA, INC.
 (Exact name of registrant as specified in its charter)

Colorado	000-53377	41-2230041
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

772 U.S. Highway One, Suite 200 North Palm Beach, FL	33408
(Address of principal executive offices)	(Zip Code)

(561) 287-5422
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In furtherance of AEGEA, Inc.’s (the “Company”) assemblage of land for its planned international community and leisure destination resort, the Company entered into a Vacant Land Contract effective as of October 28, 2013 (the “Agreement”) with an unrelated third party to acquire approximately 2,200 acres of land in South Florida.  The purchase price of the land is $13,350,000, payable $250,000 no later than October 28, 2013, $750,000 no later than February 18, 2014 and the balance of $12,350,000 in cash at closing, which shall occur on or before March 10, 2014.  The Company has paid the initial $250,000.  The Company’s obligation to close on the purchase of the land under the Agreement is subject to customary closing conditions in real property transactions in Florida, as well as its completion of certain inspections and investigations no later than February 18, 2014 (the “Feasibility Study Period”).  During the Feasibility Study Period, the Company will conduct such assessments, tests, analysis, surveys and investigations as it deems appropriate. The Company may terminate the Agreement without cost or expense at any time within the Feasibility Study Period if the property is not acceptable to the Company.

The foregoing description of the Agreement is qualified in its entirety by reference to such Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.0  Regulation FD Disclosure.

On November 1, 2013, the Company issued a press release announcing its signing of the Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

    (d)           Exhibits

Exhibit No.	Description of Exhibit

10.1	Vacant Land Contract*

99.1	Press Release of AEGEA, Inc. dated November 1, 2013 (furnished herewith).

 *Portions of this agreement have been omitted and redacted and separately filed with the Securities and Exchange Commission with a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGEA, INC
Date: November 1, 2013	By: /s/ Keith Duffy
Keith Duffy, Chief Executive Officer